UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 22, 2020
NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Boulevard
Culver City, California 90232
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §(§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.
On July 22, 2020, NantHealth, Inc., a Delaware corporation (the “Company”), entered into and closed on an assignment agreement (the “Assignment Agreement”) with Cambridge Equities, LP, a Delaware limited partnership (“Cambridge”) to acquire The OpenNMS Group, Inc. (“OpenNMS”). Pursuant to the Assignment Agreement the Company purchased the shares (the “Shares”) held by Cambridge for an enterprise value of approximately $6,133,000 (the “Purchase Price”). The transaction was reviewed and approved by a Special Committee of the Board of Directors of the Company.
The foregoing description of the Assignment Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Assignment Agreement, a copy of which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and the terms of which are incorporated herein by reference. The Assignment Agreement is not intended to provide any other factual information about the Company or Cambridge. In particular, the representations and warranties contained in the Assignment Agreement were made only for the purposes of the Assignment Agreement as of specific dates and were qualified by disclosures between the parties and a contractual standard of materiality that is different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Assignment Agreement and should not be relied upon as a disclosure of factual information relating to the Company or Cambridge.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 27, 2020, announcing the signing of the Assignment Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	July 27, 2020	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer